Exhibit 10.2

FIRST AMENDMENT TO

TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “First Amendment”) is entered into as of June 7, 2013, by and among NRP (OPERATING) LLC, a Delaware limited liability company (the “Borrower”), the banks and other financial institutions listed on the signature pages hereto (together with each other person who becomes a Lender, collectively the “Lenders”), and CITIBANK, N.A., a national banking association, as Administrative Agent for the Lenders.

Preliminary Statement

WHEREAS, pursuant to the Term Loan Agreement dated as of January 23, 2013 (the “Term Loan Agreement”), among the Borrower, the Lenders named therein and the Administrative Agent, the Lenders have agreed to make a Loan to Borrower; and

WHEREAS, the Borrower has now requested that the Lenders modify the Term Loan Agreement to change certain terms thereof; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Required Lenders hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Term Loan Agreement):

Section 1. Amendments to Term Loan Agreement.

(a) The last sentence of Section 2.07(a) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

Any prepayment of the Loans will be applied to reduce each principal payment of the Loans due pursuant to Section 2.06(a) in forward order of maturity.

(b) The fourth sentence of Section 2.14(a) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

The Administrative Agent shall promptly distribute to each Lender its pro rata share (or other applicable shares as provided herein) of any such payments in like funds as to such Lender’s designated lending office.

(c) Clause (l) of Section 6.04 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

investments in Joint Ventures to the extent not otherwise permitted by this Section 6.04, so long as, immediately after giving effect to any such investment, no Default has occurred and is continuing and the Borrower shall be in pro forma compliance with all of the covenants set forth in Sections 6.17 and 6.18;

(d) Section 6.06 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

The Borrower will not, and will not permit any of its Subsidiaries that are Guarantors to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payments if a Default or Event of Default shall have occurred and be continuing or a Default or Event of Default would result from the making of such Restricted Payment.

Section 2. Representations True; No Default. Borrower represents and warrants that:

(a) this First Amendment has been duly authorized, executed and delivered on its behalf; the Term Loan Agreement, as amended hereby, together with the other Loan Documents to which Borrower is a party, constitute valid and legally binding agreements of Borrower enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) the representations and warranties of Borrower contained in Article III of the Term Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty will be true and correct on and as of such earlier date;

(c) the Borrower has heretofore furnished to the Lenders the Parent’s consolidated balance sheet and statements of income and cash flows (i) as of and for the fiscal year ended 2012, reported on by Ernst & Young L.L.P., independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2013, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above; and

(d) after giving effect to this First Amendment, no Default or Event of Default under the Term Loan Agreement has occurred and is continuing.

Section 3. Expenses, Additional Information. The Borrower shall pay to the Administrative Agent all reasonable expenses incurred in connection with the execution of this First Amendment, including all reasonable expenses incurred in connection with any previous negotiation and loan documentation. The Borrower shall furnish to the Administrative Agent and the Lenders all such other documents, consents and information relating to the Borrower as the Administrative Agent or any Lender may reasonably require to accomplish the purposes hereof.

Section 4. Effectiveness. This First Amendment shall become effective on the first date (the “First Amendment Closing Date”) on which each of the following conditions is satisfied:

(a) The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent a counterpart of this First Amendment;

(b) Each of the representations and warranties made by the Borrower and each Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Closing Date, except to the extent that any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty will be true and correct on and as of such earlier date;

(c) Since December 31, 2012, no event shall have occurred with respect to the Parent, the Borrower and its Subsidiaries, taken as a whole, which, in the reasonable opinion of the Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect; and

(d) The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Closing Date upon the satisfaction or waiver of all of the foregoing conditions, and such notice will be conclusive and binding.

Section 5. Miscellaneous Provisions.

(a) From and after the First Amendment Closing Date, the Term Loan Agreement will be deemed to be amended and modified as herein provided, and except as so amended and modified the Term Loan Agreement will continue in full force and effect.

(b) The Term Loan Agreement and this First Amendment will be read and construed as one and the same instrument.

(c) Any reference in any of the Loan Documents to the Term Loan Agreement will be a reference to the Term Loan Agreement as amended by this First Amendment.

(d) This First Amendment will be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

(e) This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(f) The headings herein will be accorded no significance in interpreting this First Amendment.

Section 6. Binding Effect. This First Amendment is binding upon and will inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, except that the Borrower will not have the right to assign its rights hereunder or any interest herein except in accordance with the terms of the Term Loan Agreement.

Section 7. Final Agreement of the Parties. This First Amendment may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements. There are no unwritten oral agreements between the parties hereto.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers.

NRP (OPERATING) LLC
a Delaware limited liability company

By:	/s/ Dwight L. Dunlap
Name:	Dwight L. Dunlap
Title:	Chief Financial Officer

Signature Page to First Amendment

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned Guarantors hereby confirms that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this First Amendment) to which it is a party or otherwise bound remains in full force and effect and will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations” now or hereafter existing under or in respect of the Term Loan Agreement and the other Loan Documents. The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all Indebtedness evidenced by the Term Loan Agreement as same has been created, amended and/or restated by or in connection with this First Amendment. The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this First Amendment. Each Guarantor hereby represents and warrants that all representations and warranties contained in this First Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Closing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Administrative Agent and the Lenders hereby preserve all of their rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Term Loan Agreement, this First Amendment or any other Loan Document to consent to the amendments of the Term Loan Agreement effected pursuant to this First Amendment; and (ii) nothing in the Term Loan Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Term Loan Agreement.

Signature Page to First Amendment

ACIN LLC,
a Delaware limited liability company

By:	NRP (OPERATING) LLC,
a Delaware limited liability company, its sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WBRD LLC, a Delaware limited liability company

By:	NRP (OPERATING) LLC,
a Delaware limited liability company, its sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WPP LLC, a Delaware limited liability company

By:	NRP (OPERATING) LLC,
a Delaware limited liability company, its sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

INDEPENDENCE LAND COMPANY, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

Signature Page to First Amendment

GATLING MINERAL, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

HOD LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

SHEPARD BOONE COAL COMPANY LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

WILLIAMSON TRANSPORT, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

LITTLE RIVER TRANSPORT, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

RIVERVISTA MINING, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

Signature Page to First Amendment

DEEPWATER TRANSPORTATION, LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

NRP TRONA LLC

By:	NRP (OPERATING) LLC, as sole member

	By:	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer

Signature Page to First Amendment

CITIBANK, N.A., a national banking association

By:	/s/ Shannon A. Sweeney
Name:	Shannon A. Sweeney
Title:	Vice President

Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ James Huffman
Name:	James Huffman
Title:	SVP

Signature Page to First Amendment

COMPASS BANK

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Executive Vice President

Signature Page to First Amendment

BANK OF AMERICA, N.A.

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	SVP

Signature Page to First Amendment

COMERICA BANK

By:	/s/ Brenton Bellamy
Name:	Brenton Bellamy
Title:	Assistant Vice President

Signature Page to First Amendment

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ H. Brock Hudson
Name:	H. Brock Hudson
Title:	Senior Vice President

Signature Page to First Amendment

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Tory R. Weaver
Name:	Tory R. Weaver
Title:	Senior Vice President

Signature Page to First Amendment

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President, Large Corporate Banking

Signature Page to First Amendment

UNION BANK, N.A.

By:	/s/ Peter Malone
Name:	Peter Malone
Title:	Vice President

Signature Page to First Amendment

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY

By:
Name:
Title:

Signature Page to First Amendment

MEGA BANK

By:
Name:
Title:

Signature Page to First Amendment